Exhibit 31.2

CERTIFICATION PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

I, William Lindberg, certify that:

1.    I have reviewed this report on Form 10-K of Healthient, Inc.;

2.    Based  on  my knowledge, this report does not contain any untrue statement of  a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to the period covered by this report;

3.    Based  on  my  knowledge,  the  financial  statements, and other financial information  included  in  this  report,  fairly  present  in all material respects  the financial condition, results of operations and cash flows of registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying  officers  and  I are responsible for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e)) and internal control  over  financial  reporting  (as  defined  in  Exchange  Act Rules 1a-15(f) and 15d-15(f)) for the registrant, and have:

      (a)   Designed  such  disclosure  controls  and procedures, or caused such disclosure   controls  and  procedures  to  be  designed  under  our supervision,  to  ensure  that  material information relating to the registrant,  including  its consolidated subsidiaries, is made known to  us  by  others  within  those  entities, particularly during the period in which this report is being prepared;

      (b)   Designed  such  internal control over financial reporting, or caused such  internal control over financial reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding the reliability  of financial reporting and the preparation of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles;

      (c)   Evaluated  the effectiveness of the registrant's disclosure controls and  procedures  and  presented in this report our conclusions about the  effectiveness  of the disclosure controls and procedures, as of the  end  of  the  period  covered  by  this  report  based  on such evaluation; and

      (d)   Disclosed  in  this  report  any change in the registrant's internal control   over   financial   reporting   that  occurred  during  the registrant's   most   recent  fiscal  quarter  that  has  materially affected,   or  is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting

      5.    The  registrant's  other  certifying  officers and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control over financial  reporting,  to  the  registrant's  auditors and the audit committee  of  the  registrant's  board  of  directors  (or  persons performing the equivalent functions):

      (a)   All  significant  deficiencies and material weaknesses in the design or  operation of internal control over financial reporting which are reasonably  likely  to  affect ability to record, process, summarize and report financial information; and

      (b)   Any  fraud,  whether  or  not  material, that involves management or other  employees  who  have  a  significant role in the registrant's internal control over financial reporting.

Date: October 15, 2012

/s/ William Lindberg
Chief Financial Officer